Exhibit 99.1

Exhibit 99.1

Courtyard by Marriott Hotel Indigo by IHG SpringHill Suites by Marriott

(Jacksonville, FL) (Atlanta, GA) (San Antonio, TX)

Condor Hospitality Trust, Inc.

Investor Presentation July 2015

Note: Hotels profiled above are currently under contract.

Safe Harbor Statement

All statements made today, other than statements of historical fact, are or may be deemed to be “forward-looking statements” within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements can be identified by words such as “anticipate,” “intend,” “plan,” “goal,” “seek,” “believe,” “project,” “estimate,” “expect,” “strategy,” “future,” “likely,” “may,” “should,” “will” and similar references to future periods. Forward-looking statements are neither historical facts nor assurances of future performance. Instead, they are based only on our current beliefs, expectations and assumptions regarding the future of our business, future plans and strategies, projections, anticipated events and trends, the economy and other future conditions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside of our control. Our actual results and financial condition may differ materially from those indicated in the forward-looking statements. Therefore, you should not rely on any of these forward-looking statements. Important factors that could cause our actual results and financial condition to differ materially from those indicated in the forward-looking statements are discussed throughout the documents we have filed with the Securities and Exchange Commission (the “SEC”), including the factors discussed under the headings “Risk Factors” in our Preliminary Proxy Statement filed with the SEC on July 23, 2015 and “Item 1A. Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2014.

Executive Summary

New Management with a Proven Track Record in the Public Markets

Significant Progress in the Transition to Upscale Select Service with More to Come Balance Sheet Restructuring Allows the Company to Act on a Robust Pipeline Institutional Investor Support Critical for Rapid Growth from a Small Base

Condor Strategic Vision

One of the only publicly traded REITs focused primarily on growing a portfolio of premium-branded select service hotels located outside the top 20 US MSAs We are intently focused on executing our new strategic plan and transforming our company into the acquirer of choice for premium-branded select service assets in MSAs 20 – 100 and intend to have the highest concentration of our portfolio in MSAs 20 – 50 We have made tremendous progress since Mr. Blackham’s arrival in March 2015 to speed up the disposition of our legacy economy hotels, restructure the balance sheet, put hotels that fit our new strategic vision under contract in off-market transactions and begin the process by which we will fund our anticipated rapid growth

December 31, 2007 Pro Forma (1) 3 – 5 Year Plan

3.8% 13.0% 10.0%

Economy

Economy Midscale

Scale 18.6% 3.0% Upper Midscale

Upper Midscale 52.5% 45.0% Upper Midscale

Chain Breakdown 77.6% 31.5% Midscale 45.0%

Midscale Upscale Upscale

Total Rooms: 10,135 Total Rooms: 3,677 Total Rooms: 10,000+

(1) As of July 28, 2015 pro forma for the addition of the SpringHill Suites – San Antonio, Hotel Indigo – Atlanta and Courtyard – Jacksonville and sale of hotels currently under contract.

Our Differentiated Strategy (1)

Our strategy largely avoids the crowded trades chased by our peers, positioning us for outperformance

% of Rooms in Top 10 MSAs % of Rooms in Top 20 MSAs

100% 100% 92.6%

83.5%

75% 75%

59.6% 57.9% 54.1% 50.9%

50% 44.5% 40.7% 40.4% 50% 42.3%

29.6% 25.3%

25% 25%

0% 0%

HT RLJ NRF CLDT APLE INN HT CLDT NRF RLJ INN APLE

Courtyard, Residence Inn, HGI and Homewood Courtyard, Residence Inn, HGI, Homewood and Hampton

100% 87.8% 100% 94.4% 87.8%

81.1% 75.1%

75% 61.5% 75%

50% 43.8% 50% 48.4% 47.5% 47.1%

32.9% 31.3%

25% 25%

0% 0%

NRF CLDT APLE RLJ HT INN NRF CLDT APLE RLJ HT INN

(1) Data per SNL Financial as of July 24, 2015. Each portfolio is pro forma for announced acquisitions and dispositions. Room count is on a weighted basis by ownership interest in each asset. Hotels with unavailable room counts or ownership interests by the REIT are not included. NRF’s portfolio weightings are based on net book value per hotel as many room counts for NRF’s hotels are unavailable.

New Leadership

Bill Blackham – President & CEO

Long and accomplished track record creating and growing public Eagle Total Return from IPO to Sale vs. Peer Indices (1)

and private companies, raising capital and building strong

management teams

70% 67.8%

Former President and CEO of Eagle Hospitality Properties Trust

(“Eagle”), an NYSE-listed hotel REIT

60%

— As President and CEO, Mr. Blackham authored and 53.1%

implemented Eagle’s business plan that led Eagle’s growth

from the September 2004 IPO through the sale to an 50% 47.7%

Apollo Global Management affiliate in August 2007

— During Mr. Blackham’s tenure, Eagle acquired more than 40%

$225 million of hotel assets, growing to an enterprise value of nearly $700 million prior to the sale 30%

— Eagle generated a compounded annual return

approaching 20% during its tenure in the public markets 20%

Holds an MBA from the Wharton School at the University of

Pennsylvania and a BS from the Boston College Carroll School of 10%

Management and has been actively involved throughout his

career in various professional organizations, including the

National Association of Real Estate Investment Trusts (“NAREIT”) 0%

and the Urban Land Institute (“ULI”) Eagle SNL US REIT RMS

Hotel Index

(1) Data shows total return from September 30, 2004, Eagle’s IPO date, to August 15, 2007, the date that Eagle was taken private by an Apollo Global Management affiliate and is per SNL Financial.

Organizational Chart

Board of Directors

James H. Friend (Chairman) – CEO, Friend Development Group Daniel R. Elsztain – COO & Trustee, IRSA Kelly A. Walters – Former President & CEO, Condor Hospitality Trust

J. William Blackham – President & CEO, Condor Hospitality Trust Donald J. Landry – President & Owner, Top Ten George R. Whittemore – Former President & CEO, Condor Hospitality Trust

Daphne Dufresne – Managing Director, RLJ Equity Partners John M. Sabin – CFO, Revolution LLC and the Case Family Office John M. Dinkel – President, Dinkel Implement

President & CEO

Corporate

Administrative &

Operations Assistant

Assistant Vice Director of Corporate

Senior Vice President Senior Vice President Vice President –

President – Human In-House Counsel Communications /

& CFO & COO Acquisitions (2)

Resources Investor Relations

AVP / Capital

Treasury & Capital Corporate Finance Acquisitions Manager

Vice President & CAO Expenditures Asset Manager(s) (3)

Markets Manager (3) Manager & Analyst (1) & Analyst (2)

Managers

Financial Analyst Controller Controller(s) (3) Hotel Management Hotel Management Hotel Management

Company Company Companies (1)(2)(3)

Corporate Senior Corporate Hotel Management Hotel Management

Financial Accountant

Accountants (3) Accountant Company Company

(1) Position / contract to be added in 2015.

(2) Position / contract to be added in 2016.

(3) Position / contract to be added based on company growth.

Condor History – Then and Now

2008 – Start of the Great Recession 2012 – Transformation Begins 2014 – Evaluation of Strategic Alternatives

Economy portfolio suffers significant margin IRSA funded $30 million Series C convertible Condor evaluates several proposed reverse compression preferred equity commitment mergers and structured investment offers before deciding to pursue a rights offering

Debt service coverage ratio falls below 1.0x Reorganized the Board of Directors, established an Investment Committee chaired by Don Landry Rights offering raises $2.9 million and acquired the Hilton Garden Inn – Dowell, MD

for $11.5 million CEO Kelly Walters resigns

2008 2009 2010 2011 2012 2013 2014 2015

2009 – New Senior Management 2010 and 2011 – Search for a 2015 – New CEO and Accelerated

2013 – Failed Follow-on Offering

and Strategic Plan Strategic Partner Turnaround Plan

Kelly Walters named CEO with Began search for fresh equity Went to market with a $100 Bill Blackham announced as a restructured executive team and/or a strategic partner million follow-on offering to fund new President & CEO the acquisition of 8 premium-

Shift in chain scale focus from Reached an agreement with branded select service hotels Accelerated disposition plan economy to select service IRSA in 2Q11, which was

funded by a gradual disposition followed by a lock-out and quiet Insufficient demand to close Exchange offer for Series A, B of the legacy economy portfolio period during due diligence (1) identified acquisitions; PSAs and C preferreds for common terminated after the deal fails

Common dividend suspended 3 premium-branded select

Preferred dividends suspended service hotels under contract

(1) “IRSA” collectively refers to IRSA Inversiones y Representaciones Sociedad Anónima and Real Estate Strategies, L.P. (“RES”), an affiliate of IRSA Inversiones y Representaciones Sociedad Anónima.

Current Geographic Footprint

A majority of our current portfolio is spread across the Mid-Atlantic and Midwest

Portland, OR (24)

Providence, RI (38)

Buffalo, NY (50) Hartford, CT (47)

Milwaukee, WI (39)

Cleveland, OH (31)

Pittsburgh, PA (23)

Salt Lake City, UT (48) Columbus, OH (32) Baltimore, MD (20)

Sacramento, CA (27)

Denver, CO (21) Indianapolis, IN (33)

San Jose, CA (34) Cincinnati, OH (28) Richmond, VA (45)

Kansas City, MO (29) Louisville, KY (43) Virginia Beach, VA (37)

Raleigh, NC (46)

Las Vegas, NV (30) Charlotte, NC (22)

Nashville, TN (36)

Oklahoma City, OK (41) Memphis, TN (42)

Birmingham, AL (49)

Current Asset

Current Asset – Under Contract for Sale Austin, TX (35) Jacksonville, FL (40)

New Orleans, LA (44)

Pending Acquisition San Antonio, TX (25) Orlando, FL (26)

MSAs 20 – 50 (Labeled with MSA Ranking)

Note: Portfolio as of July 28, 2015 pro forma for pending dispositions and acquisitions under contract.

Portfolio Detail

Year Year

Property City, State MSA Rank Rooms Acquired Property City, State MSA Rank Rooms Acquired

Wyndham Choice

Super 8 (Economy) Comfort Inn (Upper Midscale)

Super 8-Lincoln Cornhusker Lincoln, NE 155 133 1999 Comfort Suites-South Bend South Bend, IN 156 135 2005

Super 8-Creston Creston, IA NA 121 1978 Comfort Suites-Fort Wayne Fort Wayne, IN 124 127 2005

Super 8-Billings Billings, MT 246 106 2007 Comfort Inn-Morgantown Morgantown, WV 299 80 1994

Super 8-Iowa City Coralville, IA 253 84 1985 Comfort Inn-New Castle New Castle, PA 415 79 1997

Super 8-Menomonie Menomonie, WI 648 81 1997 Comfort Inn-Shelby Shelby, NC 394 76 1998

Super 8-O’Neill O’Neill, NE NA 72 1982 Comfort Suites-Warsaw Warsaw, IN 451 71 2005

Super 8-Pittsburg North Broadway Pittsburg, KS 702 64 1987 Comfort Inn-Chambersburg Chambersburg, PA 269 63 1997

Super 8-Burlington Kirkwood Burlington, IA 614 62 1986 Comfort Suites-Lafayette Lafayette, IN 207 62 2005

Super 8-Keokuk Keokuk, IA 524 61 1985 Comfort Suites-Marion Marion, IN 484 62 2005

Super 8-Kirksville Kirksville, MO 807 61 1986 Comfort Inn-Harlan Harlan, KY NA 61 1997

Super 8-Portage Portage, WI 85 61 1996 Comfort Inn-Rocky Mount Rocky Mount, VA 160 61 1998

Super 8-Storm Lake Storm Lake, IA 892 59 1990 Comfort Inn-Glasgow Glasgow, KY 565 60 2008

Super 8-Mount Pleasant IA Mount Pleasant, IA NA 55 1988 Comfort Inn-Solomons Beacon Marina Solomons, MD 6 60 1994

Total—Super 8 (Economy) 1,020 Comfort Inn-Farmville Farmville, VA NA 51 1994

Days Inn (Economy) Comfort Inn-Princeton West Virginia Princeton, WV 365 50 1994

Days Inn-Bossier City Bossier City, LA 114 176 2007 Total—Comfort Inn (Upper Midscale) 1,098

Days Inn-Sioux Falls Airport Sioux Falls, SD 186 86 2008 Quality Inn (Midscale)

Days Inn-Farmville Farmville, VA NA 59 1995 Quality Inn-Danville Danville, KY 564 63 1997

Days Inn-Glasgow Glasgow, KY 565 58 2008 Quality Inn-Culpeper Culpeper, VA 6 49 1997

Total—Days Inn (Economy) 379 Total—Quality Inn (Midscale) 112

Total—Wyndham 1,399 Rodeway Inn-Fayetteville (Economy) Fayetteville, NC 136 120 2005

Marriott Clarion-Cleveland (Upper Midscale) Cleveland, TN 336 59 1998

Courtyard (Upscale) Total—Choice 1,389

Courtyard-Jacksonville Jacksonville, FL 40 120 2015 Independent

SpringHill Suites (Upscale)

SpringHill Suites-San Antonio San Antonio, TX 25 116 2015 Savannah Suites (Economy)

Savannah Suites-Greenville Greenville, SC 63 170 2006

Total—Marriott 236 Savannah Suites-Savannah Savannah, GA 141 160 2006

Hilton Total—Savannah Suites (Economy) 330

Hilton Garden Inn-Solomons Island (Upscale) Dowell, MD 6 100 2012 Supertel Inn-Creston (Economy) Creston, IA NA 41 2006

IHG Key West Inn-Key Largo (Economy) Key Largo, FL 456 40 1997

Hotel Indigo-College Park (Upscale) Atlanta, GA 9 142 2015 Total—Independent 411

Note: Portfolio as of July 28, 2015 pro forma for the addition of the SpringHill Suites – San Antonio, Hotel Indigo – Atlanta and Courtyard – Jacksonville and sale of hotels currently under contract. The Super 8 – Manhattan (KS), Super 8

– Hays (KS), Super 8 – Tomah (WI), Quality Inn – Sheboygan (WI), and Savannah Suites – Atlanta are currently under contract for sale.

Disposition Policy and Activity

Our strategic plan calls for continued dispositions of our economy hotels and other non-core assets:

We have sold 80 hotels since 2008 and view only 8 properties in our portfolio as long-term holds

We plan to fully exit the economy sector in the next three years and redeploy net proceeds from those sales into Upper

Midscale and Upscale assets that fulfill our acquisition criteria

There is a deep pool of buyers for economy hotels with access to SBA debt that typically operate with significantly less overhead than a REIT and view valuation in terms of revenue multiples, which typically translates into attractive cap rates for sellers

We are intently focused on recycling capital such that EBITDA from acquisitions is greater than EBITDA lost from dispositions

2008 – 2015 YTD Dispositions (1)

($ in thousands)

80 Cumulative Disposition Value Cumulative Hotels Sold $ 200,000

Sold 60 $ 150,000 Value

Hotels 40 $ 100,000 Disposition

$160,360

$122,370

20 $100,070 $ 50,000

$78,030

Cumulative $12,000 $29,150 $40,800 $52,570 Cumulative

0 $ 0

2008 2009 2010 2011 2012 2013 2014 2015

(1) 2015 YTD as of July 28, 2015. Data per SNL Financial.

Disciplined Acquisitions Strategy

We intend to grow our asset base through continued selective hotel acquisitions similar to the HGI – Dowell, MD and the three pending acquisitions that generally meet one or more of our investment criteria

We believe our ability to offer tax deferred OP units to sellers through our UPREIT structure once we recapitalize our balance sheet will be a significant competitive advantage

Operate under leading premium franchise brands and possess key attributes such as building design and décor that is consistent with current brand standards

Generate NOI margins above 30%, which would be a 400+ bps increase over our legacy portfolio, at average occupancy rates greater than

65%, the long-term average for Upscale select service hotels, and a Smith Travel Research index occupancy greater than 100

Located outside the top coastal markets with heavy institutional competition in submarkets in close proximity to multiple demand drivers

Constructed or underwent major renovations less than eight years prior to our acquisition and have significant time (generally 10+ years)

remaining on the existing franchise license

Potentially be acquired at a discount to replacement cost

Can be acquired in off-market transactions

Historical Financial Performance (1)

Capitalization FFO per Share and EBITDA

($ in millions)

$395 $5.84 FFO / Share EBITDA

$400 $6.00 $5.42 $30

Net Debt

$350 Series C Convertible Preferred Equity $25

Series A and B Preferred Equity $4.00

$2.68

Market Cap $2.33

$300 $20

$270 $2.00 $1.37

$0.94

$250 $240 $15

$229

$0.00 M)

$

$197 $201 Share ($0.08) (

$200 per ($0.78) $10

$170 FFO ($ 2.00) EBITDA

$148 $147

$150 $5

($ 4.00) ($3.33)

$100 $0

$50 ($ 6.00) ($5)

$0 ($ 8.00) ($10)

2007 2008 2009 2010 2011 2012 2013 2014 1Q15 2007 2008 2009 2010 2011 2012 2013 2014 1Q15

YE YE YE YE YE YE YE YE Ann.

(1) Data per SNL Financial. 1Q15 preferred equity values include accrued dividends.

Balance Sheet Restructuring

Step 1: Exchange Offer

5.38 shares of common stock for each of the 803,270 shares of Series A preferred stock outstanding, representing, at a price per share of $2.3254 for the common stock, a value of $12.502 for each share of the Series A preferred stock, an amount equal to the $10.00 per share liquidation value plus a 10% premium on the liquidation value and unpaid dividends prorated to September 15, 2015

13.71 shares of common stock for each of the 332,500 shares of Series B preferred stock outstanding, representing, at a price per share of $2.3254 for the common stock, a value of $31.875 for each share of the Series B preferred stock, an amount equal to the $25.00 per share liquidation value plus a 10% premium on the liquidation value and unpaid dividends prorated to September 15, 2015

IRSA holds 3 million Series C preferred shares with a $10.00 per share liquidation value and a conversion price of $1.60 per share

Subject to an 80% minimum, IRSA has agreed to convert its Series C preferred shares into common stock in the same percentage that holders of the Series A and Series B preferred shares agree to exchange for common shares, and accept common shares valued at $2.3254 for unpaid dividends

100% acceptance of the Series A and Series B Exchange Offer and full conversion of the Series C would result in the issuance of 29,124,514 shares of common stock (1)

Assuming 100% participation in the Exchange Offer, our equity market capitalization would increase by approximately $68 million based on the Exchange Offer price of $2.3254 per share

Assuming 100% participation in the Exchange Offer, preferred equity, including accrued unpaid dividends, would be reduced to zero from approximately $52 million at March 31, 2015

(1) Assumes the weighted average trading price of our common stock for the three trading days immediately preceding the last trading day of the Exchange Offer period is above $2.00. Please reference page 11 of our preliminary proxy statement filed with the SEC on July 23, 2015 for more detail.

Balance Sheet Restructuring (cont’d)

Step 2: Continue accelerated disposition of economy and other non-core assets

Condor sold the Days Inn – Alexandria, VA and the Comfort Inn – Alexandria, VA in July 2015 for $19.0 million and repaid

$8.3 million of 12.5% debt secured by those properties

Management is in advanced discussions with several parties regarding the sale of multiple portfolios

Step 3: Raise new equity over time from IRSA and other institutional capital sources to fund the acquisition of premium–based select service hotels that fit our acquisition criteria

We have already raised and recycled the equity that we believe will be required to fund the acquisition of the 116-room

SpringHill Suites – San Antonio, the 142-room Hotel Indigo – Atlanta and the 120-room Courtyard – Jacksonville

Balance Sheet Restructuring (cont’d)

Our balance sheet continues to improve as we sell legacy assets, recycle capital and deal with future loan maturities rather than incur additional expenses to obtain short-term loan renewals on to-be-sold assets

Capitalization Debt Maturity Schedule

Net Debt As of March 31, 2015:

Series C Convertible Preferred Equity $50 $45

$200 Series A and B Preferred Equity $188 $40 $36

Common $30

$160 $147 $20

$10 $4

$107 $0 $0

$0

$120 2015 2016 2017 2018 2019+

$85

Post-Recap: (2)

$80 $50 $45

$40

$30

$33 $30

$40 $81 $20

$20 $12

$18 $10

$10 $0

$0 $0

1Q15 Post-Recap (1) 2015 2016 2017 2018 2019+

Note: Dollars in millions.

(1) As of March 31, 2015, but assumes 100% conversion of the Series A, B and C shares and accrued dividends included in the preferred equity balance for common shares at the prices disclosed in documents filed with the SEC

(including approximately $3.5 million of accrued Series C dividends), a common stock price of $2.3254 per share (the Exchange Offer price), repayment of the $8.3 million of debt tied to two hotels in Alexandria, VA sold in July

2015 and $30 million of new mortgage debt on the three pending acquisitions.

(2) As of March 31, 2015, but adjusted for the repayment of the $8.3 million of debt tied to two hotels in Alexandria, VA sold in July 2015, the extension of the credit facility maturity date to 2018 and the assumption that $30 million of debt on the three recently announced potential acquisitions matures in 2019. Over $30 million of the $45 million of debt maturing in 2017 is secured by hotels that do not fit our long-term strategic plans.

Investment Highlights

Following the contemplated recapitalization, Condor will be positioned for rapid growth from a small base

Strategic Focus on Acquisitions in Attractive but Less Competitive Markets

Experienced Senior Management Team with a Proven Track Record

Investment Committee and Board with Significant Lodging Experience

Resumption of Covered Common Dividend to Interest New Investors

Accretive Use of Proceeds for Recycled Capital

Important Information

The exchange offer for the outstanding shares of Series A preferred stock and Series B preferred stock has not yet commenced. The communication in this presentation is for informational purposes only and is neither an offer to purchase nor a solicitation of an offer to sell shares of the Company, nor is it a substitute for the issuer tender offer materials that the Company will file with the Securities and Exchange Commission (“SEC”) upon commencement of the exchange offer. At the time the exchange offer is commenced, the Company will file issuer tender offer materials on Schedule TO with the SEC with respect to the exchange offer. The exchange offer materials (including an Offer to Exchange, a related Letter of Transmittal and any other required tender offer documents) will contain important information. Holders of shares of Series A preferred stock and Series B preferred stock are urged to read these documents when they become available because they will contain important information they should consider before making any decision regarding tendering their securities. The Offer to Exchange, the related Letter of Transmittal and certain other tender offer documents will be made available to all holders of shares of Series A preferred stock and Series B preferred stock at no expense to them. The exchange offer materials will be made available for free at the SEC’s website at www.sec.gov. Additional copies, when available, will be available for free at the Company’s website at www.condorhospitality.com or by contacting Investor Relations, Condor Hospitality Trust, Inc., 309 North Fifth Street, Norfolk, NE 68701.